SUPPLEMENT TO FIDELITY'S SPARTAN ARIZONA MUNICIPAL FUNDS OCTOBER 18, 1996 PROSPECTUS
The following information replaces similar information found in "Investment Principles and Risks" on page 13:
EACH FUND'S performance is affected by the economic and political conditions within the state of Arizona. The rate of growth in Arizona slowed in the late '80s and early '90s, and assessed valuations in many areas have declined, putting pressure on state and local budgets. However, the state's growth in population and employment and other economic indicators continues to outpace that of the nation as a whole. Economic conditions within the state are expected to reflect slower growth through mid-1997.
The following information replaces similar information found in "Transaction Details" on page 30:
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

SUPPLEMENT TO FIDELITY DAILY INCOME TRUST'S OCTOBER 18, 1996 PROSPECTUS
The following information replaces similar information found in "How to Buy Shares" on page 16.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $5,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
TO ADD TO AN ACCOUNT  $500
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO THE "INVESTOR SERVICES" SECTION ON PAGE 20.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found in "How to Sell Shares" on page 18.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
The following information replaces similar information found in "Transaction Details" on page 23.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

SUPPLEMENT TO THE SPARTAN(registered trademark) MUNICIPAL FUNDS' OCTOBER 18, 1996 PROSPECTUS
PROPOSED REORGANIZATION. The Board of Trustees of Spartan Aggressive Municipal Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Aggressive Municipal Fund and Fidelity Aggressive Municipal Fund, a fund of Fidelity Municipal Trust.
The Agreement provides for transfer of substantially all of the assets and the assumption of all of the liabilities of Spartan Aggressive Municipal Fund solely in exchange for the number of shares of Fidelity Aggressive Municipal Fund equal in value to the relative net asset value of the outstanding shares of Spartan Aggressive Municipal Fund. Following such exchange, Spartan Aggressive Municipal Fund will distribute the Fidelity Aggressive Municipal Fund shares to its shareholders pro rata, in liquidation of Spartan Aggressive Municipal Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").
The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Spartan Aggressive Municipal Fund will be held on May 9, 1997, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Spartan Aggressive Municipal Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Aggressive Municipal Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about May 30, 1997. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Spartan Aggressive Municipal Fund shareholders fail to approve the Agreement, Spartan Aggressive Municipal Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Aggressive Municipal Fund.
Effective on or about January 20, 1997, the fund will be closed to all new and subsequent purchases except for reinvestment of dividends or other distributions pending the Reorganization.
   FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.